Exhibit 99.1
Upwork Announces an Additional $100 Million Share Repurchase Program
Third $100M share repurchase authorization announced since November 2023

PALO ALTO, Calif. – September 3, 2025 – Upwork Inc. (Nasdaq: UPWK), the world’s human and AI-powered work marketplace, today announced that its board of directors approved an additional $100 million share repurchase program.

“Upwork’s financial results continue to exceed expectations, giving us another opportunity to utilize our balance sheet to increase shareholder value,” said Hayden Brown, president and CEO, Upwork. “Our track record of operational discipline and rapid execution is enabling us to grow GSV and continue our market share gains.”

Repurchases of Upwork’s common stock under the repurchase authorization may be made from time to time on the open market (including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act of 1934, as amended), in privately negotiated transactions, or by other methods, at Upwork’s discretion, and in accordance with applicable securities laws and other restrictions. The repurchase authorization has no expiration date and will continue until otherwise suspended, terminated, or modified at any time for any reason. The repurchase authorization does not obligate Upwork to repurchase any dollar amount or number of shares, and the timing and amount of any repurchases will depend on market and business conditions and other considerations.

About Upwork Inc.
Upwork Inc. is the parent company of the Upwork Marketplace and Lifted, its enterprise-focused subsidiary. Through its family of businesses, Upwork Inc. connects companies with global, AI-enabled talent across every contingent work model.

The Upwork Marketplace is the world’s human and AI-powered work marketplace that connects businesses with highly skilled, AI-enabled independent talent from across the globe. From Fortune 100 enterprises to entrepreneurs, companies rely on the trusted Upwork Marketplace platform and its mindful AI companion, Uma™, to find and hire expert talent, leverage AI-powered work solutions, and drive business transformation. With on-demand access to professionals spanning more than 10,000 skills across AI & machine learning, software development, sales & marketing, customer support, finance & accounting, and more, the Upwork Marketplace enables businesses of all sizes to scale, innovate, and transform their workforces for the age of AI and beyond.

Since its founding, with more than $25 billion in talent earnings facilitated to date, the Upwork Marketplace continues to deliver on its purpose to create opportunity in every era of work. Learn more at upwork.com and follow us on LinkedIn, Facebook, Instagram, TikTok, and X.

Contact:
Samuel Meehan
Vice President, Investor Relations
investor@upwork.com

Safe Harbor:

This press release of Upwork Inc. (the “Company,” “we,” “us,” or “our”) contains “forward-looking” statements within the meaning of the federal securities laws. Forward-looking statements include all statements other than statements of historical fact, including any statements regarding our future operating results and financial position, information or predictions concerning the future of our business or strategy, anticipated events and trends, potential growth or growth prospects, competitive position, technological and market trends, industry environment, the economy, our plans with respect to share repurchases, the expected impact and timing of strategic initiatives, and other future conditions.

We have based these forward-looking statements largely on our current expectations and projections as of the date hereof about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks, and changes in circumstances that are difficult to predict and in many cases outside our control, and you should not rely on such forward-looking statements as predictions of future events. We make no representation that the projected results will be achieved or that future events and circumstances will occur, and actual results may differ materially and adversely from our expectations. The forward-looking statements are made as of the date hereof, and we do not undertake, and expressly disclaim, any obligation to update or revise any forward-looking statements, conform these statements to actual results, or make changes in our expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from our expectations is included under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the three months ended June 30, 2025, filed with the SEC on August 6, 2025, and in our other SEC filings, which are available on our Investor Relations website at investors.upwork.com and on the SEC’s website at www.sec.gov.

Undue reliance should not be placed on the forward-looking statements in this press release. Neither we nor any other person makes any representation or warranty as to the accuracy or completeness of the information herein. This press release is made solely for informational purposes.